SUPPLEMENT TO THE
FIDELITY FUND
AUGUST 22, 1997
PROSPECTUS
The following information replaces similar information found in the
"Breakdown of Expenses" section on page    16    .
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.
The following information replaces similar information found in the
"How to Buy Shares" sectio   n on     page 19.
   These minimums may be lower for investments through a Fidelity College Savings Plan or Fidelity GoalPlannerSM account. There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity Portfolio Advisory Services, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. Refer to the program materials for details. In addition, the fund reserves the right to waive or lower investment minimums in other circumstances.
The following information replaces similar information found in the
"Dividends, Capital Gains, and Taxes" section on page    26    .
For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments, and these taxes generally will reduce the fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.